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                                                                   Exhibit 10.34

                     [PACIFIC BUSINESS FUNDING LETTERHEAD]


                        RECEIVABLES FINANCING AGREEMENT

     This Receivables Financing Agreement (the "Agreement"), dated as of SEPTEMBER 25, 2001, is entered into by and between GADZOOX NETWORKS, INC., a [ [X] corporation, [ ] partnership, [ ] sole proprietorship] ("Borrower") having its principal place of business and chief executive office at the address set forth below Borrower's signature, and Pacific Business Funding, a division of Cupertino National Bank ("Lender") having an office at the address identified above.

     Capitalized terms used in this Agreement shall have the meanings assigned to them in Section 13, Definitions.

1.   FINANCE OF ACCOUNTS.

     1.1 SCHEDULE OF ACCOUNTS. Borrower may, at any time, request that Lender finance Accounts. Any such request by Borrower shall be made by delivering to Lender a Schedule of Accounts (the "Schedule of Accounts") which describes in detail the Accounts Borrower is requesting Lender to finance, including, (a) the name and address of the Account Debtor of each such Account, (b) the amount owned by the Account Debtor of each such Account, and (c) the date and number of the invoice evidencing each such Account. Each Schedule of Accounts shall have attached to it an invoice for each Account described on the Schedule of Accounts, and shall be signed by an authorized representative of Borrower.

     1.2 DISCRETIONARY APPROVAL OF ACCOUNTS. Lender may, in its sole discretion, finance any Account included in a Schedule of Accounts, but is under no obligation to finance any such Account. Lender may exercise its sole discretion in approving each Account and the credit of each Account Debtor before financing any Account.

     1.3 PAYMENT OF ADVANCE; CREATION OF A BOOK RESERVE. Upon approval, in Lender's sole discretion, of any of the Accounts described on a Schedule of Accounts, Lender shall make an advance to Borrower for any approved Account in an amount equal to EIGHTY percent (80%) of the face amount of such approved Account (the "Advance"). Lender may, from time to time, in its discretion, upon notice to Borrower, change the percentage of the Advance. Upon payment of the Advance to Borrower, Lender shall also create a reserve on Lender's books and records with respect to each Financed Account in an amount equal to the face amount of the Financed Account minus the Advance for such Financed Account
(the ""Reserve"). Notwithstanding the foregoing, in no event shall the Reserve with respect to all Financed Accounts outstanding at any time be less than TWENTY percent (20%) of the Account Balance. Lender may, in its discretion, upon notice to Borrower, increase the percentage of the Reserve at any time.

     1.4 COLLECTION OF ACCOUNTS. At the time Lender pays the Advance with respect to any Account, such Account shall constitute a Financed Account, and Borrower hereby absolutely assigns to Lender, all of Borrower's right to collect each Financed Account. Each Financed Account shall be collected directly by Lender. At the request of Lender, Borrower and Lender shall jointly notify each Account Debtor by letter that Financed Accounts owned by such Account Debtor have been assigned and are payable to Lender. Such notification shall be in form and substance satisfactory to Lender. Borrower shall not take or permit any action to change or revoke any notification without Lender's prior written consent and shall not request any Account Debtor to pay any Financed Account to Borrower. Notwithstanding the foregoing, in the event Borrower receives any payments of any Financed Accounts, Borrower shall (A) immediately notify Lender of such payment, (B) hold such payment in trust and safekeeping for Lender, and (C) immediately turn over to Lender the identical checks, monies or other forms of payment received, with any necessary endorsement or assignment. Lender shall have the right to endorse Borrower's name on all payments received in connection with each Financed Account and on any other proceeds of Collateral. If Lender receives a check or item which is payment for both a Financed Account and a non-Financed Account, the funds shall first be applied to the Financed Account and, so long as there does not then exist an Event of Default or any event that with notice or lapse of time would constitute an Event of Default, the excess shall be remitted to Borrower. In the event Lender receives any other payments of non-Financed Accounts, Lender shall remit to Borrower the collections of such non-Financed Accounts;
provided, that if any Event of Default or event that with notice or lapse of time or otherwise would constitute an Event of Default then exists, Lender shall have no duty to remit any such collections, which collections constitute Collateral, and may apply such collections to reduce the Obligations.

2.   FEES AND CUSTOMER PAYMENTS.

     2.1 FINANCE FEES. Borrower shall pay to Lender on each Settlement Date, a finance fee in an amount equal to SIXTY THREE HUNDREDS percent (.0063%) per month of the average daily Account Balance outstanding during the Settlement Period ending on such Settlement Date (the "Finance Fees"). Such accrued Finance Fees shall be netted against the Reserve as described in Section 3.3.

     2.2 ADMINISTRATIVE FEE. Borrower shall pay to Lender on each Settlement Date, an Administrative Fee equal to ONE HALF OF ONE percent (.5%) of the face amount of each Account financed by Lender during the Settlement Period ending on such Settlement Date (the "Administrative Fee)". All Administrative Fees shall be netted against the Reserve as described in Section 3.3.

     2.3 MAXIMUM LAWFUL RATE. In no event shall any charges that may constitute interest hereunder exceed the highest rate permitted under applicable law. In the event that a count of competent jurisdiction makes a final determination that Lender has received interest hereunder in excess of the maximum lawful rate, then such excess shall be deemed a payment of principal and the interest payable hereunder deemed amended to the amount payable under the maximum lawful rate.

     2.4 CREDITING CUSTOMER PAYMENTS. Upon Lender's receipt of payment of a Financed Account, Lender shall promptly credit such customer payment (the "Customer Payments") to the amount outstanding with respect to such Financed Account. Notwithstanding the foregoing, if any Customer Payment is subsequently dishonored or Lender does not receive good funds for any reason, the amount of such uncollected Customer Payment shall be included in the Account Balances as if such Customer Payment had not been received, and Finance Fees shall accrue thereon, and the credit to the specific Financed Account shall be reversed. Notwithstanding the foregoing, upon the occurrence of an Event of Default, Lender shall apply all Customer Payments to Borrower's Obligations under this Agreement in such order and manner as Lender shall, in its sole discretion, determine.

     2.5 ACCOUNTING. Lender shall deliver to Borrower after each Settlement Date, a statement of Borrower's account which shall include an accounting of the transactions for that Settlement Period, including the amount of all Finance Fees, Administrative Fees, Adjustments, Chargeback Amounts, Customer Payments and Financed Accounts. The accounting shall constitute an account stated and shall be binding on Borrower and deemed correct unless Borrower delivers to Lender a written objection within thirty (30) days after such accounting is mailed to Borrower.

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3.   ADJUSTMENTS, CHARGEBACKS AND REMITTANCES.

     3.1. ADJUSTMENTS. In the event any Account Debtor asserts any offset, defense, counterclaim, dispute, discount, allowance, right of return, right of recoupment, or warranty claim with respect to a Financial Account, or pays less than the face amount of such Financed Account (each, an "Adjustment"), Lender may, in its sole discretion, either (A) deduct the amount of the Adjustment in calculating the Remittance, or (B) chargeback to Borrower the Financial Account with respect to which the Adjustment is asserted. Borrower shall advise Lender immediately upon learning of any Adjustment asserted by any Account Debtor.

     3.2 CHARGEBACKS. Lender shall have the right to chargeback to Borrower any Financed Account:

          (A) which remains unpaid ninety (90) calendar days after the invoice date;

          (B) with respect to which there has been a breach of any warranty, representation, covenant or agreement set forth in this Agreement;

          (C)  with respect to which the Account Debtor asserts any Adjustment;
               or

          (D) which is owed by an Account Debtor who has filed, or has had filed against it, any bankruptcy case, insolvency proceeding, assignment for the benefit of creditors, receivership or insolvency proceeding, or who has become insolvent (as defined in the United States Bankruptcy Code) or who is generally not paying its debts as such debts become due.

Upon demand by Lender, Borrower shall pay to Lender the full face amount of any Financed Account which has been charged back to Borrower pursuant to this
Section 3.2, or to the extent partial payment has been made, the amount by which the face amount of such Financed Account exceeds such partial payment, together with any attorneys' fees and costs incurred by Lender in connection with collecting such Financed Account (collectively, the "Chargeback Amount"). Lender shall advise Borrower regarding how the Chargeback Amount shall be paid, which may be by any one or a combination of the following, in Lender's sole discretion: (1) payment in cash immediately upon demand; (2) deduction from or offset against any Remittance that would otherwise be payable to Borrower; (3) payment from any Advances that may otherwise be made to Borrower; (4) adjustment to the Reserve pursuant to Section 1.3 hereof; or (5) delivery of substitute Accounts and a Schedule of Accounts acceptable to Lender, which Accounts shall constitute Financed Accounts.

     3.3 REMITTANCE. Lender shall remit to Borrower after the Settlement Date, the amount, if any, which Lender owes to Borrower at the end of the Settlement Period based on the following calculations set forth below (the "Remittance"); provided, that if there then exists any Event of Default or any event or condition that with notice or lapse of time would constitute an Event of Default, Lender shall not be obligated to remit any payments to Borrower. If the amount resulting from the following calculation is a positive number, such amount is the amount of the Remittance for such Settlement Period. If the resulting amount is a negative number, such amount is the amount owed by Borrower to Lender.

     The calculations to be used are as follows:

          (A)  The sum of the following:

               (1) The Reserve as of the beginning of the subject Settlement Period, plus

               (2) the Reserve created for each Account financed during the subject Settlement Period;

MINUS

          (B)  The sum of the following:

               (1)  Finance Fees accrued during the subject Settlement Period;
                    plus

               (2) Administrative Fees accrued during the subject Settlement Period; plus

               (3)  Adjustments during the subject Settlement Period; plus

               (4) Chargeback Amounts to the extent Lender has agreed to accept payment of any such Chargeback Amount by deduction from the Remittance; plus

               (5) All professional fees and expenses as set forth in Section 10 for which oral or written demand has been made by Lender during the subject Settlement Period; plus

               (6) The Reserve for the Account Balance as of the first day of the following Settlement Period in the minimum percentage set forth in Section 1.3 hereof.

If the foregoing calculations result in a Remittance payable to Borrower, Lender shall make such payment by check, subject to Lender's rights of offset and recoupment, and its right to deduct any Chargeback Amount as set forth in
Section 3.2. If the foregoing calculations result in an amount due to Lender from Borrower, Borrower shall make such payment by any one or a combination of the methods set forth in Section 3.2. hereof for chargebacks, as determined by Lender in its discretion.

4. POWER OF ATTORNEY. Borrower hereby appoints Lender and its designees as Borrower's true and lawful attorney in fact, to exercise in Lender's discretion, and regardless of whether an Event of Default is then existing, all of the following powers, such powers being coupled with an interest: (A) to notify all Account Debtors with respect to the Financed Accounts to make payment directly to Lender; (B) to receive, deposit, and endorse Borrower's name on all checks, drafts, money orders and other forms of payment relating to the Financed Accounts; (C) to demand, collect, receive, sue, and give releases to any Account Debtor for the monies due or which may become due on or in connection with the Financed Accounts; (D) to compromise, prosecute, or defend any action, claim, case, or proceeding relating to the Financed Accounts, including the filing of a claim or the voting of such claims in any bankruptcy case, all in Lender's name or Borrower's name, as Lender may elect; (E) to sell, assign, transfer, pledge, compromise, or discharge any Financed Accounts;
(F) to receive, open, redirect and dispose of all mail addressed to Borrower for the purpose of collecting the Financed Accounts and to take all the actions permitted in subsection (B) above with respect to any payments in any such mail; (G) to execute in the name of Borrower and file against Borrower in favor of Lender such financing statements and other agreements as Lender deems necessary to evidence or perfect its security interest in the Financed Accounts and the other Collateral; and (H) to do all acts and things necessary or expedient, in furtherance of any such purposes. Upon the occurrence of an Event of Default, all of the power of attorney rights granted by Borrower to Lender hereunder shall be applicable with respect to all Collateral.

5. CONTINUING REPRESENTATIONS, WARRANTIES AND COVENANTS. To induce Lender to enter into this Agreement and finance Accounts, and with full knowledge that Lender is relying on the truth and accuracy of the following in determining whether to finance any Account, Borrower represents, warrants, covenants and agrees as follows, which representations, warranties, covenants and agreements shall survive the execution and delivery of this Agreement:

          (A) The information contained in each Schedule of Accounts is true and correct;

          (B) Each Schedule of Accounts is signed by an authorized representative of Borrower, and Lender shall have the right to rely on such signature as an authorized signature of Borrower;


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          (C)  Borrower is the sole and absolute owner of each Account described in each Schedule of Accounts and has the legal right to transfer and assign such Account to Lender;

          (D) Borrower has performed all obligations required by the Account Debtor in connection with each Account described in each Schedule of Accounts and payment of each such Account is not contingent upon the fulfillment of any obligation or contract, past or future;

          (E) Each Account described on each Schedule of Accounts is correctly stated therein, is not in dispute, is presently and unconditionally owing at the time stated in the invoice evidencing such Account as attached to the Schedule of Accounts, is not past due or in default, represents a bona fide indebtedness arising from the actual sale of goods or performance of services to an Account Debtor in the ordinary course of Borrower's business which has been received and finally accepted by the Account Debtor;

          (F) Each Account set forth on each Schedule of Accounts is not subject to any offset, defense or counterclaim of any kind, whether bona fide or otherwise, and no agreement has been made under which the Account Debtor may claim any deduction or discount, except as otherwise stated in the Schedule of Accounts;

          (G) Each Account Debtor identified on each Schedule of Accounts is liable for the amount set forth on such Schedule of Accounts and will not object to the payment for, or the quality or the quantity of the goods or services to which any Account described on such Schedule of Accounts relates;

          (H) Borrower, and to Borrower's best knowledge, each Account Debtor set forth in each Schedule of Accounts, is and shall remain solvent in that the present saleable value of such entity's assets exceeds the total of such entity's liabilities;

          (I) Borrower has not, as of the time Borrower accepts an Advance from Lender, filed or had filed against it a petition for relief under the United States Bankruptcy Code;

          (J) Each Account and all other Collateral are free and clear of any and all liens, security interests and encumbrances of any kind, other than those in favor of Lender, and Borrower will not assign, transfer, or grant any lien or security interest in any Accounts or other Collateral to any other party, without Lender's prior written consent;

          (K) Borrower has not sold, assigned, transferred, pledged or otherwise conveyed any Financed Accounts to any party other than Lender, and Borrower shall not sell, assign, transfer, pledge or otherwise convey any Collateral without Lender's prior consent, except for the financing of Accounts to Lender and the sale of finished inventory in Borrower's normal course of business;

          (L) Borrower's name and form of organization are as set forth at the beginning of this Agreement, and Borrower's chief executive office, place of business and place where Collateral and records concerning Accounts and other Collateral are kept are as set forth below Borrower's signature, and Borrower will give Lender at least thirty (30) days prior written notice if such name, organization, place of business, location of Collateral or records concerning Collateral is to be changed or added and shall execute any documents necessary to perfect Lender's interest in the Financed Accounts and the other Collateral; and

          (M) Borrower shall pay all of its normal gross payroll for employees, and all federal and state taxes, as and when due, including all payroll and withholding taxes and state sales taxes.

6. GRANT AND SECURITY INTEREST. To secure the prompt payment and performance of all of Borrower's Obligations to Lender, Borrower hereby grants to Lender a continuing lien upon and security interest in, and right of set off with respect to, all of Borrower's right, title and interest in, to and under the following, whether now owned by or owing to, or hereafter acquired by or arising in favor of, Borrower, and regardless of where located (collectively the "Collateral"):

          (A) All accounts, accounts receivable, goods represented by accounts or accounts receivable (including unpaid sellers' rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods), chattel paper, contract rights, documents, instruments, letters of credit, banker's acceptances, drafts, securities and general intangibles, including all claims, causes of action, deposit accounts, rights to receive tax refunds, rights in and claims under insurance policies (including rights to unearned premiums), customer lists, copyrights, patents, trademarks, license agreements, goodwill associated with trademarks and trademark licenses, and other intellectual property of every kind and other rights to payment;

          (B)  All inventory;

          (C) All monies, remittances, and other amounts due under this Agreement and any other agreement between Lender and Borrower;

          (D) All equipment, machinery, motor vehicles, furniture, fixtures, tools and supplies;

          (E)  All investment securities;

          (F) All farm products, crops, timber, minerals and the like (including oil and gas);

          (G) All books and records relating to the foregoing, including all computer programs, printed output and computer readable data;

          (H) All accessions to, and substitutions and replacements for, each of the foregoing; and

          (I) All proceeds and products of the foregoing, whether due to voluntary or involuntary disposition, including insurance proceeds. Borrower shall sign and deliver to Lender UCC financing statements, in form acceptable to Lender. Borrower agrees to deliver to Lender the originals of all instruments, chattel paper and documents evidencing or related to Financed Accounts and other Collateral.

7. DEFAULT. The occurrence of any one or more of the following shall constitute an event of default under this Agreement (each, an "Event of Default");

          (A) Borrower fails to pay any amount owed to Lender as and when due under this Agreement or fails to pay any other Obligations as and when due;

          (B) Any warranty or representation by Borrower to Lender under this Agreement is incorrect or untrue when made or thereafter becomes untrue or incorrect;

          (C) Borrower fails to perform or breaches any covenant or agreement set forth in this Agreement or any other agreement between Lender and Borrower;

          (D) There shall be commenced by or against Borrower any voluntary or involuntary case under the United States Bankruptcy Code, or any assignment for the benefit of creditors, or appointment of a receiver or custodian for any of Borrower's assets;

          (E) Borrower shall become insolvent in that its debts are greater than the fair value of its assets, or Borrower is generally not paying its debts as they become due or is left with unreasonably small capital;

          (F) Any involuntary lien, garnishment, attachment or the like is issued against or attaches to the Financed Accounts or the other Collateral;

          (G) An event of default shall occur under any guaranty executed by any guarantor of the Obligations, or any material provision of any such guaranty shall for any reason cease to be valid or enforceable or any such guaranty shall be repudiated or terminated, including by operation of law; or

          (H) A default or event of default shall occur under any agreement between Borrower and any creditor of Borrower who has entered into a subordination agreement with Lender.

8. REMEDIES UPON DEFAULT. Upon the occurrence of an Event of Default, Lender may, without notice, (A) without implying any obligation to finance Accounts, cease financing Accounts; (B) accelerate the payment of all Obligations, which Obligations shall be due and payable in full without demand; (C) exercise all the rights and remedies under this Agreement and under applicable law, including the rights and remedies of a secured party under the California Uniform Commercial Code. Without limiting the generality of the foregoing, Lender may (1) exercise all of the power of attorney rights described in
Section 4 with respect to all Collateral, and (2) collect, dispose of, sell, lease, use, and realize upon all Financed Accounts and other Collateral in any commercially reasonable manner. Borrower and Lender agree that any notice of sale required to be given to Borrower shall be deemed to be reasonable if given five (5) days prior to the date on or after which any sale may be held. All remedies set forth herein shall be cumulative and none exclusive.

(Page 3 of 4)

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9. ACCRUAL OF INTEREST. If any amount owed by Borrower hereunder is not paid when due, including any amounts due under Section 3.3, Chargeback Amounts, professional fees and expenses under Section 10 and any other Obligations, such amounts shall bear interest at a per annum rate equal to the rate used to calculate the Finance Fees, annualized, until Lender receives payment in good funds in the full amount of such Obligations.

10. ATTORNEYS' FEES. Borrower shall pay to Lender immediately upon demand, all costs and expenses, including reasonable fees and expenses of attorneys and other professionals, that Lender incurs in connection with any and all of the following: (A) preparing, amending, supplementing, negotiating and enforcing this Agreement, or any other agreement executed in connection herewith; (B) perfecting, protecting or enforcing Lender's security interest in the Financed Accounts and the other Collateral; (C) collecting the Financed Accounts and the Obligations; (D) defending or in any way addressing claims made or litigation by or against Lender as a result of Lender's relationship with Borrower or any guarantor; and (E) representing Lender in connection with any bankruptcy case or insolvency proceeding involving Borrower, any Financed Account, any other Collateral or any Account Debtor. Any attorneys' fees and expenses may, at Lender's option, be netted against the reserve as set forth in Section 3.3.

11. TERM AND TERMINATION. The term of this Agreement shall be for one (1) year from the date hereof, and from year to year thereafter unless terminated in writing by Lender or Borrower. Borrower and Lender shall each have the right to terminate this Agreement at any time. Notwithstanding the foregoing, any termination of this Agreement shall not affect Lender's security interest in the Collateral, and this Agreement shall continue to be effective, and Lender's right and remedies hereunder shall survive such termination, until all transactions entered into and Obligations incurred hereunder or in connection herewith have been completed and satisfied in full.

12. MISCELLANEOUS.

     12.1 SEVERABILITY. In the event that any provision of this Agreement is held to be invalid or unenforceable, this Agreement will be construed as not containing such provision and the remainder of the Agreement shall remain in full force and effect.

     12.2 CHOICE OF LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

     12.3 NOTICES. All notices shall be given to Lender and Borrower at the addresses set forth in this Agreement and shall be deemed to have been delivered and received: (A) if mailed, three (3) calendar days after deposited in the United States mail, first class, postage prepaid; (B) one (1) calendar day after deposit with an overnight mail or messenger service; (C) on the same date of transmission if sent by hand delivery, telecopy, telefax or telex.

     12.4 TITLES AND SECTION HEADINGS. The titles and section headings used herein are for convenience only and shall not be used in interpreting this Agreement.

13. DEFINITIONS. All terms used herein which are defined in the California Uniform Commercial Code shall have the meaning given therein unless otherwise defined in this Agreement. The term "including" is not limiting or exclusive. When used herein, the following terms shall have the following meanings.

     13.1 "ACCOUNT" shall mean all accounts, accounts receivable, chattel paper, contract rights, documents, general intangibles, instruments, letters of credit, banker's acceptance, and other rights to payment, and proceeds thereof.

     13.2 "ACCOUNT BALANCE" shall mean, on any given day, the gross face amount of all Financed Accounts unpaid on that day.

     13.3 "ACCOUNT DEBTOR" shall have the meaning set forth in the California Uniform Commercial Code and shall include any person liable on any Financed Account, including any guarantor of the Financed Account and any issuer of a letter of credit or banker's acceptance.

     13.4 "ADJUSTMENT(S)" shall have the meaning set forth in Section 3.1.

     13.5 "ADMINISTRATIVE FEE" shall have the meaning as set forth in Section
2.2.

     13.6 "ADVANCE" shall have the meaning set forth in Section 1.3.

     13.7 "CHARGEBACK AMOUNT" shall have the meaning set forth in Section 3.2.

     13.8 "COLLATERAL" shall have the meaning set forth in Section 6.

     13.9 "CUSTOMER PAYMENTS" shall have the meaning set forth in Section 2.4.

     13.10 "EVENT OF DEFAULT" shall have the meaning set forth in Section 7.

     13.11 "FINANCE FEES" shall have the meaning set forth in Section 2.1.

     13.12 "FINANCED ACCOUNTS" shall mean all Accounts identified on any Schedule of Accounts delivered by Borrower to Lender which Lender elects to finance and against such Lender makes an Advance, and all monies due or to become due thereunder.

     13.13 "SCHEDULE OF ACCOUNTS" shall have the meaning set forth in Section
1.1.

     13.14 "OBLIGATIONS" shall mean all advances, obligations, indebtedness and duties owing by Borrower to Lender of any kind or nature, present or future, arising under or in connection with this Agreement or any other agreement entered into between Lender and Borrower, whether direct or indirect, including all Advances, Finance Fees, Administrative Fees, Chargeback Amounts, attorneys' fees and expenses.

     13.15 "REMITTANCE" shall have the meaning set forth in Section 1.3.

     13.16 "RESERVE" shall have the meaning set forth in Section 1.3.

     13.17 "SETTLEMENT DATE" shall mean the last calendar day of each Settlement Period.

     13.18 "SETTLEMENT PERIOD" shall mean each calendar month of each year.

          IN WITNESS WHEREOF, Borrower and Lender have executed this Agreement on the day and year written above.

                                         ADDRESS OF BORROWER, CHIEF EXECUTIVE
"LENDER"                                 OFFICER AND LOCATION OF COLLATERAL:

PACIFIC BUSINESS FUNDING, a division     Street:  5850 Hellyer Ave.
of Cupertino National Bank                       -------------------------------

                                         City:  San Jose
                                              ----------------------------------
By /s/ Kevin O'Hare                      State:  CA   Zip Code:
  ----------------------------------           ------          ---------------

Title Executive Vice-President           Telephone No.: (401) 360-6005
     -------------------------------                    ----------------------

"BORROWER"                               Facsimile No.:  (401) 311-6364
                                                        ----------------------
 /s/ Michael Parides                     OTHER LOCATIONS OF COLLATERAL, IF ANY,
------------------------------------     IN ADDITION TO ABOVE:

By Michael Parides                       ---------------------------------------
  ----------------------------------
                                         ---------------------------------------
Title President and Chief Executive
      Officer
     -------------------------------


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                       AMENDMENT TO RECEIVABLES AGREEMENT

This Amendment to Receivables Financing Agreement (this "Amendment") is entered into as of this 25th day of September, 2001, by and among Gadzook Networks, Inc. ("Borrower") and Pacific Business Funding, a division of Cupertino National Bank ("Lender").

        WHEREAS, pursuant to that certain Receivables Financing Agreement dated as of ________, by and between Borrower and Lender, as from time to time amended, restated, supplemented or otherwise modified, (the "Receivables Financing Agreement"), Lender had made or will hereafter make, Advances to Borrower for the financing of Accounts. All capitalized terms used but not otherwise defined in this Amendment shall have the respective meanings assigned to such terms in the Receivables Financing Agreement.

        WHEREAS, pursuant to the terms of the Receivables Financing Agreement, Borrower has granted to Lender a security interest in its personal property assets to secure its Obligations.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1. Granting Clause. Section 6 of the Receivables Financing Agreement is hereby amended and restated to read in its entirety as follows:

            "6. Grant of Security Interest; Other Agreements.

            61 To secure the prompt payment and performance of all of Borrower's Obligations to Lender, Borrower hereby grants to Lender a continuing lien upon and security interest in, and right of set off with respect to, all of Borrower's right, title and interest in, to and under all personal property and other assets, whether now owned by or owing to, or hereafter acquired by or arising in favor of, Borrower, and regardless of where located, including the following (collectively, the "Collateral"):

                (A) All accounts, accounts receivable, chattel paper, contract rights, documents, instruments, letters of credit, letter-of-credit rights, supporting obligations, banker's acceptances, drafts, securities and general intangibles, including all software, payment intangibles, claims, causes of action, rights to receive tax refunds, rights in and claims under insurance policies (including rights to unearned premiums); customer lists, copyrights, patents, trademarks, license agreements, goodwill associated with trademarks and trademark licenses, and other intellectual property of every kind and other rights to payment;

                (B)  All inventory;

                (C)  All deposit accounts and deposits therein;

                (D) All monies, remittances, and other amounts due under this Agreement and any other agreement between Lender and Borrower;

                (E) All equipment, machinery, motor vehicles, furniture, fixtures, tools and supplies;

                (F)  All investment property;

                (G) All farm products, crops, timber, minerals and the like (including oil and gas);

                (H)  the following commercial tort claims _____________________
                _______________________________________________________________

                (I) All books and records relating to the foregoing, including all computer programs, printed output and computer readable data; and

                (J) To the extent not otherwise included, all proceeds, tort claims, insurance claims and other rights to payments not otherwise included in the foregoing and products of the foregoing and all accessions to, substitutions and replacements for, and rents and profits of, each of the foregoing.

            62 Borrower hereby irrevocably authorizes the Lender at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of Borrower or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Code or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether Borrower is an organization, the type of organization and any organization identification number issued to Borrower, and (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. Borrower agrees to furnish any such information Lender promptly upon request. Borrower also ratifies its authorization for Lender to have filed in any Uniform Commercial Code jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

            63 Borrower shall sign and deliver to Lender UCC financing statements, in form acceptable to Lender as to those jurisdictions that are not Uniform Commercial Code jurisdictions.

            64 Borrower shall deliver to Lender the originals of all instruments, certificated securities, chattel paper and documents evidencing or related to Financed Accounts and other Collateral.

            65 Borrower shall obtain signed acknowledgments of Lender's security interests from bailees having possession of Borrower's goods that they hold for the benefit of Lender.

            66 At the request of Lender, Borrower shall obtain authenticated control letters from each issuer of uncertificated securities, securities intermediary, or commodities intermediary issuing or holding any financial assets or commodities to or for Borrower.

            67  Borrower shall maintain all of its deposit accounts with Lender.

   68   If Borrower is or becomes the beneficiary of a letter of credit,
   Borrower shall promptly, and in any event within two (2) business days after becoming a beneficiary, notify Lender thereof and enter into a tri-party agreement with Lender and the issuer and/or confirmation bank with respect to letter-of-credit rights assigning such letter-of-credit rights to Lender.

   69   Borrower shall take all steps necessary to grant the Lender control of all electronic chattel paper in accordance with the Code and all "transferable records" as defined in each of the Uniform Electronic Transactions Act and the Electronic Signatures in Global and National Commerce Act.

   610 Borrower shall promptly, and in any event within two (2) Business Days after the same is acquired by it, notify Lender of any commercial tort claim (as defined in the Code) acquired by it and unless otherwise consented by Lender, Borrower shall enter into a supplement to this Receivables Agreement, granting to Lender a security interest in such commercial tort claim.

2. Section 5(L) of the Receivables Financing Agreement is hereby amended and restated to read in its entirety as follows:

     (L) Borrower's name as it appears in official filings in the state of its incorporation or other organization, the type of entity of Borrower (including corporation, partnership, limited partnership or limited liability company), organizational identification number issued by Borrower's state of incorporation or organization or a statement that no such number has been issued, Borrower's state of organization or incorporation, the location of Borrower's chief executive office, principal place of business, offices, all warehouses and premises where Collateral is stored or located, and the locations of its books and records concerning the Collateral are set forth below Borrower's signature. Borrower has only one state of incorporation or organization."

3.   Additional Covenants. The following clauses (N), and (O) are added to
     Section 5 of the Receivables Financing Agreement:

     (N) Borrower shall not reincorporate or reorganize itself under the laws of any jurisdiction other than the jurisdiction in which it is incorporated or organized as of the date hereof without the prior written consent of Lender; and

     (O) Borrower acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of Lender and agrees that it will not do so without the prior written consent of Lender, subject to Borrower's rights under Section 9509(d)(2) of the Code.

4. The following are hereby added as new definitions to Section 13 of the Receivables Financing Agreement:

"Code" means the California Commercial Code as in effect on July 1, 2001, as the same may be amended from time to time.

"Uniform Commercial Code jurisdiction" means any jurisdiction that had adopted all or substantially all of Article 9 as contained in the 2000 Official Text of the Uniform Commercial Code, as recommended by the National Conference of Commissioners on Uniform State Laws and the American Law Institute, together with any subsequent amendments or modifications to the Official Text.

5. The definition of "Account" in Section 13.1 of the Receivables Financing Agreement is hereby amended and restated to read as follows:

"Account" shall mean all accounts, accounts receivable, chattel paper, contract rights, documents, general intangibles, instruments, letters of credit, letter-of-credit rights, supporting obligations, banker's acceptances, and other rights to payment, and proceeds thereof.

6. Effect on Receivables Financing Agreement. All references in the Receivables Financing Agreement to the Receivables Financing Agreement shall be deemed to refer to the Receivables Financing Agreement as amended hereby.

7. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA (WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAW RULES).

8. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.


IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed and delivered by its duly authorized officer as of the date first set forth above.


"Borrower:       GADZOOX Networks, Inc.      "Lender"
---------------------------------------
                                             PACIFIC BUSINESS FUNDING,
                                             a division of Cupertino
                                             National Bank
By: /s/ DAVID EICHLER
    -----------------------------------
Name: David Eichler
     ----------------------------------
Title: VP Finance/CFO                        By: /s/ Kevin O'Hare
      ---------------------------------         --------------------------------
                                             Name:
                                                  ------------------------------
State of Formation: Delaware                 Title: Executive Vice President
                   --------------------            -----------------------------


Organizational Identification Number: 77-0308899
                                     -----------

                            NEGATIVE PLEDGE AGREEMENT

     This Negative Pledge Agreement is made as of September 27, 2001, by and between Gadzoox Networks, Inc. ("Borrower") and Pacific Business Funding, a division of Cupertino National Bank ("Bank").

     In connection with the Receivables Financing Documents being concurrently executed between Borrower and Bank, Borrower and Bank, Borrower agrees as follows:

     1. Except as permitted in the Receivables Financing Documents, Borrower shall not sell, transfer, assign, mortgage, pledge, lease, grant a security interest in, or encumber any of Borrower's intellectual property, including, without limitation, the following:

          a. Any and all copyright rights, copyright applications, copyright registrations and like protection in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held (collectively, the "Copyrights");

          b. Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

          c. Any and all design rights which may be available to Borrower now or hereafter existing, created, acquired or held;

          d. All patents, patent applications and like protections, including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including, without limitation, the patents and patent applications (collectively, the "Patents");

          e. Any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such trademarks (collectively, the "Trademarks");

          f. Any and all claims for damages by way of past, present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

          g. All licenses or other rights to use any of the Copyrights, Patents or Trademarks and all license fees and royalties arising from such use to the extent permitted by such license or rights;

          h. All amendments, extensions, renewals and extensions of any of the Copyrights, Patents or Trademarks; and

          i. All proceeds and products of the foregoing, including, without limitation, all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

     2. It shall be an Event of Default under the Receivables Financing Documents between Borrower and Bank if there is a breach of any term of this Negative Pledge Agreement.

     3. Capitalized items used herein without definition shall have the same meanings as set forth in the Loan and Security Agreement of even date herewith.

-----------------------
                                         PACIFIC BUSINESS FUNDING, A DIVISION OF
                                         CUPERTINO NATIONAL BANK

By: /s/ MICHAEL PARIDES                  By: /s/ Kevin O'Hare
    ----------------------------------       -----------------------------------
Title: President & CEO                   Title: Executive Vice-President
       -------------------------------          --------------------------------